UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2005

NATIONAL ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19136	58-1922764

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 One Energy Square	75206

4925 Greenville Avenue

Dallas, Texas

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 692-9211

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Exhibit Index
SIGNATURES
EX-99.1: MANAGEMENT 2004 ESTIMATED RESERVES

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

     The following information attached as Exhibit 99.1 is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

Exhibit Index

99.1	Management 2004 Estimated Reserves for NEG Holding LLC

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
By:	/S/ RANDALL D. COOLEY
	Name:	Randall D. Cooley
	Title:	Vice President and Chief Financial Officer

Date: January 25, 2005

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